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                                                                    EXHIBIT 10.1


                           POST APARTMENT HOMES, L.P.
                         (a Georgia limited partnership)


                            $150,000,000 8 1/8% Notes
                                    due 2005


                                 TERMS AGREEMENT



                                                            Dated: June 13, 2000



To:      Post Apartment Homes, L.P.
         4401 Northside Parkway
         Suite 800
         Atlanta, Georgia  30327



Ladies and Gentlemen:

         We understand that Post Apartment Homes, L.P., a Georgia limited partnership (the "Operating Partnership"), proposes to issue and sell $150,000,000 aggregate principal amount of its Notes (the "Notes") due June 15, 2005 (the "Underwritten Securities") which are part of the series of Medium-Term Notes Due Nine Months or More From Date of Issue of the Operating Partnership. Subject to the terms and conditions set forth or incorporated by reference in this agreement (the "Terms Agreement"), the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the principal amount of Underwritten Securities set forth below at 99.243% of the principal amount thereof together with accrued interest thereon, if any, from June 16, 2000.


                                                           Principal Amount of
                        Underwriters                     Underwritten Securities
                        ------------                     -----------------------

         Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated .................       $105,000,000
         Bear, Stearns & Co. Inc. ....................       $ 18,750,000
         Deutsche Bank Securities, Inc. ..............       $ 18,750,000
         Jackson Securities, Inc. ....................       $  7,500,000
                                                             ------------

                        Total ........................       $150,000,000
                                                             ============

         The Underwritten Securities shall have the terms included in the Prospectus Supplement dated October 31, 1997 and the Prospectus dated October 20, 1997 of the Operating Partnership and the following terms:


Principal Amount to be Issued:
                                             $150,000,000

Current Ratings:                             Baa1 by Moody's Investors Services, Inc.
                                             BBB+ by Standard & Poor's Ratings Services

Form:                                        Registered book-entry form

Initial Price to Public:                     99.843% ($149,764,500).

Purchase Price:                              99.243% ($148,864,500), plus accrued
                                             interest, if any, from June 16, 2000.

Settlement Date and Place:                   June 16, 2000 at the offices of
                                             Hogan & Hartson L.L.P., 555 13th
                                             Street, N.W., Washington, D.C.
                                             20004 for the delivery of documents
                                             in accordance with DTC procedures
                                             for medium-term notes; delivery of
                                             funds on June 16, 2000 in
                                             accordance with DTC procedures for
                                             medium-term notes

Stated Maturity Date:                        June 15, 2005

Interest Payable:                            June 15 and December 15 of each year
                                             (each, an "Interest Payment Date")
                                             commencing on December 15, 2000.

Redemption Provision:                        None

Repayment Provision:                         None

Specified Currency:                          U.S. Dollars

Authorized Denominations:                    $1,000 and integral multiples thereof

Standoff Term:                               Between date hereof and settlement date


         All the provisions contained in the Distribution Agreement, dated October 20, 1997 (the "Distribution Agreement"), among the Operating Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and J.P. Morgan Securities, Inc., attached hereto as Annex A, are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. The Operating Partnership agrees that, with respect to the Notes, each of the Underwriters shall be entitled to the benefit of the representations and warranties, agreements and indemnities (including contribution) by the Operating Partnership in favor of the Agents set forth in the Distribution Agreement to the same extent as if each of the Underwriters were a named Agent thereunder. The Underwriters agree that, with respect to the Notes, each of the Underwriters shall be bound by the obligations of the Agents set forth in


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the Distribution Agreement to the same extent as if each of the Underwriters were a named Agent thereunder. The Operating Partnership further agrees that the indemnification obligations of the Underwriters and Agents pursuant to Section 9(b) of the Distribution Agreement shall be several and not joint. Terms defined in the Distribution Agreement are used herein as therein defined.

         Bear Stearns & Co. Inc., Deutsche Bank Securities Inc. and Jackson Securities, Inc. hereby agree that they do not require, and are not entitled to, delivery by the Operating Partnership of any legal opinions of counsel, accountant's letter or officers' certificate or other documents other than those delivered to them on the Settlement Date in connection with the Notes pursuant to Sections 8(b), 8(c) and 8(d) of the Distribution Agreement.

         The following documents will be required on the Settlement Date (as defined above):

         1. Officers' Certificate pursuant to Section 8(b) of the Distribution Agreement.

         2. Legal opinion pursuant to Section 8(c) of the Distribution Agreement, modified to relate to the issuance of the Notes; provided, that such legal opinion shall be modified further to include the following additional opinion:

                  "The Terms Agreement has been duly and validly authorized, executed and delivered by the Operating Partnership and the Operating Partnership has the power and authority to perform its obligations thereunder."

         3.       Comfort letter pursuant to Section 8(d) of the Distribution
Agreement.


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         Please accept this offer no later than 3:00 p.m. (New York City time)
on June 13, 2000, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                    Very truly yours,


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                 INCORPORATED

                                    By:  /s/ Scott G. Primrose
                                         ---------------------------------------
                                         Name: Scott G. Primrose
                                         Title: Managing Director


                                    BEAR, STEARNS & CO. INC.

                                    By:  /s/ Timothy A. O'Neill
                                         ---------------------------------------
                                         Name: Timothy A. O'Neill
                                         Title: Senior Managing Director


                                    DEUTSCHE BANK SECURITIES INC.

                                    By:  /s/ R. Scott Flieger
                                         ---------------------------------------
                                         Name: R. Scott Flieger
                                         Title: Managing Director


                                    By:  /s/ Daniel Benton
                                         ---------------------------------------
                                         Name: Daniel Benton
                                         Title: Managing Director


                                    JACKSON SECURITIES, INC.

                                    By:  /s/ Reuben R. McDaniel, III
                                         ---------------------------------------
                                         Name: Reuben R. McDaniel, III
                                         Title: President/CEO


Accepted:

POST APARTMENT HOMES, L.P.

By:     Post GP Holdings, Inc., its general partner



        By:    /s/ Jeffrey A. Harris
               ----------------------------------------------
               Name:  Jeffrey A. Harris
               Title:  President and Chief Operating Officer


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